UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):  April 5, 2007

                              TAG-IT PACIFIC, INC.
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                  1-13669            95-4654481
 (State or Other Jurisdiction     (Commission        (I.R.S. Employer
       of Incorporation)          File Number)      Identification No.)


                    21900 BURBANK BLVD., SUITE 270
                      WOODLAND HILLS, CALIFORNIA             91367
              (Address of Principal Executive Offices)     (Zip Code)


                                 (818) 444-4100
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  2.02   RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On April 5, 2007, Tag-It Pacific, Inc. issued a press release regarding its financial results for the year ended December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

     The  information in this report shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

ITEM  9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial statements of business acquired.
             -----------------------------------------

             None.

     (b)     Pro forma financial information.
             -------------------------------

             None.

     (c)     Shell company transactions.
             --------------------------

             None.

     (d)     Exhibits.
             --------

             99.1     Press Release dated April 5, 2007, published by the
                      Registrant.*

             * This exhibit is furnished, not filed.


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
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TAG-IT PACIFIC, INC.


Date:   April 5, 2007                   By:    /s/ Lonnie D. Schnell
                                           ----------------------------------
                                           Lonnie D. Schnell,
                                           Chief Financial Officer


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